UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022 (June 1, 2022)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301 Castle Rock, CO 80109
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On June 1, 2022, Jeffrey G. McGonegal, age 71, the Chief Financial Officer (the “CFO”) of Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Company”) notified the Company of his intent to retire from his position as the Company’s long-standing CFO, to take effect as of August 15, 2022 (the “Effective Date”). Beginning on the Effective Date, Mr. McGonegal is expected to continue to be employed by the Company in the role of Senior Advisor, through the term of his existing employment agreement ending February 7, 2023, and subsequently intends to serve in a consulting capacity to Riot. Mr. McGonegal served as the Company’s Chief Financial Officer from 2002 until 2018 and again in 2021 until present. Mr. McGonegal also served as the Company’s Chief Executive Officer from 2019 to 2021.

Upon Mr. McGonegal’s retirement, Colin Yee, will succeed Mr. McGonegal as CFO. Mr. Yee has been the Head of Corporate & Financial Operations at the Company since April 2022. Prior to joining Riot, Mr. Yee was the Chief Financial Officer of a mid-market private equity firm specializing in renewable energy and infrastructure, the CFO of a publicly traded real estate company in Canada, and most recently, the Chief Operating Officer and Chief Financial Officer of a family office with controlling interests in companies focused on construction and geothermal systems. He is a Chartered Professional Accountant and holds Bachelor of Science and Bachelor of Commerce degrees from the University of Calgary.

The Company issued a press release on June 1, 2022 (the “Press Release”) announcing Mr. McGonegal’s planned retirement, a copy of which is furnished as Exhibit 99.1 to this report and is also available on the “Press Releases” page of our website, www.riotblockchain.com/news-media, under the “Press Releases” tab.

Item 9.01– Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press Release dated June 1, 2022 announcing CFO Transition Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Name: Jeffrey McGonegal
Title: Chief Financial Officer

Date: June 6, 2022